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                                                                   EXHIBIT 10.14


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                   SECOND MODIFICATION TO LOAN AGREEMENT

                                     among

                                ITT CORPORATION,

                         SLT REALTY LIMITED PARTNERSHIP,

                            STARWOOD HOTELS & RESORTS

                                       and

                    STARWOOD HOTELS & RESORTS HOLDINGS, INC.

                -----------------------------------------------

                          Dated as of December 30, 1999

                -----------------------------------------------

               (Original Principal Amount of up to $3,282,000,000)

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                                      -1-

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            SECOND MODIFICATION TO LOAN AGREEMENT, dated as of December 30, 1999
("Second Modification"), among ITT CORPORATION, a Nevada Corporation (the '"Borrower" or "ITT"), successor-in-interest to Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation (the "Corporation"). SLT REALTY LIMITED PARTNERSHIP, a Delaware limited partnership (the "Lender" or "SLT Realty"), STARWOOD HOTELS & RESORTS, a Maryland real estate investment trust (the
"Trust"), and STARWOOD HOTELS & RESORTS HOLDINGS, INC., an Arizona corporation ("Starwood Holdings"). Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings provided such terms in the Loan Agreement, as amended, referred to below.

                                   WITNESSETH:

            WHEREAS, the Trust previously made a loan to the Corporation in the maximum principal amount of up to $3,282,000,000 (the "Loan") pursuant to that certain Loan Agreement, dated as of February 23, 1998 (as amended, supplemented or otherwise modified from time to time, the "Original Loan Agreement"); as assigned by the Trust to the Lender pursuant to that certain General Assignment dated as of February 23, 1998 and as evidenced by that certain Promissory Note, dated as of February 23, 1998 (the "Original Note");

            WHEREAS, the Corporation assigned its existing rights and obligations under the Original Loan Agreement to the Borrower pursuant to that certain Assignment and Assumption Agreement dated as of December 17, 1998;

            WHEREAS, in connection with the transactions contemplated under a certain Loan Agreement dated as of January 27, 1999 (as amended from time to time, the "CMBS Loan Agreement"), Borrower, the Sheraton Phoenician Corporation and Lender entered into a certain Agreement of Severance of Note and Modification of Deed of Trust, dated as of January 27, 1999 (the "Severance Agreement"), pursuant to which the parties thereto agreed (i) to separate the Original Note into two notes, one of which evidenced a portion of the outstanding principal balance of the Original Note, with interest thereon, equal to $2,489,467,038.25 (the "Mortgage Note") and the other of which evidenced the remaining portion of the outstanding principal balance of the Original Note, with interest thereon, equal to $210,000,000 (the "Substitute Note (Phoenician)") and (ii) to amend a certain Deed of Trust, Security Agreement and Financing Statement dated as of February 23, 1998 (the "Phoenician Deed of Trust") to secure only the indebtedness evidenced by the Substitute Note (Phoenician) (all of the foregoing being herein referred to as the "Phoenician Note Transaction");

            WHEREAS, in connection with the transactions contemplated under the CMBS Loan Agreement and the Phoenician Note Transaction, the parties thereto agreed to modify the Original Loan Agreement by First Modification to Loan Agreement dated as of January 27, 1999 (as modified, the "Loan Agreement") to provide for, among other things, (i) the severance of the Original Note and the modification of the Phoenician Deed of Trust, (ii) the extension of the Final Maturity Date of the Loan to February 23, 2014 and, additionally, the further extension of the Final Maturity Date of the Loan upon any extension of the maturity date of the loan advanced

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under the CMBS Loan Agreement, and (iii) the amendment of certain definitions under the Loan Agreement;

            WHEREAS, on or about April 27, 1999, the Corporation, ITT Sheraton Corporation, Starwood Canada Corp. ("Starwood Canada"), Caesars World Inc. ("Caesars World"), Sheraton Desert Inn Corporation, Sheraton Tunica Corporation ("Tunica") and Park Place Entertainment Corporation ("Park Place") entered into that certain Stock Purchase Agreement (as amended or modified from time to time, the "Caesars Stock Purchase Agreement"), pursuant to which, inter alia; Park Place agreed to purchase, and the Corporation and certain Subsidiaries of the Corporation agreed to sell, (i) all of the outstanding shares of common stock of each of Caesars World and Tunica and (ii) all of Starwood Canada's partnership interests in and notes receivable from Metropolitan Entertainment Group, a Canadian partnership, which partnership interests represent ninety-five percent (95%) of the economic ownership interest therein, and (iii) the Halifax Sheraton Hotel owned by Clocktower Hotel Limited Partnership, in each case, subject to and in addition to all of the other matters described in the Caesars Stock Purchase Agreement (all of the foregoing, together with the matters described in the following paragraphs, being collectively referred to herein as the "Caesars World Transaction");

            WHEREAS, certain real property assets relating to the Caesars World Transaction (collectively, the "Caesars World Assets") presently secure the Mortgage Note, and it is a condition to the consummation of the Caesars World Transaction that the Caesars World Assets be released from the collateral security for the Mortgage Note;

            WHEREAS, in connection with the release of the Caesars World Assets, the Corporation and ITT desire to (i) reduce the outstanding principal balance of the Mortgage Note by $1,200,000,000.00 (the "Undercollateralized Amount") in order to prevent the Mortgage Note from being Undercollateralized after the release of the Caesars World Assets (the amount of such reduction being referred to herein as the "Mortgage Reduction Amount"), and (ii) consummate certain other transactions in connection therewith (all of the foregoing, together with the next recital, being referred to herein, collectively, as the "Caesars Mortgage Note Transaction");

            WHEREAS, in order to effectuate all of the foregoing, the Corporation, the Trust, SLT Realty and ITT have agreed pursuant to a certain Agreement of Severance of Note and Release of Security Instruments dated of even date herewith, to separate the Mortgage Note into two notes (which after giving effect to such separation the two notes shall sometimes be referred to herein as the "New Mortgage Note" and the "Unsecured Note") so that, immediately after giving effect to such separation, (i) the principal amount of the New Mortgage Note shall be in an amount equal to the balance of the Mortgage Note prior to the separation into two new notes, less the Mortgage Reduction Amount, (ii) the outstanding principal amount of the new Unsecured Note shall be equal to the Mortgage Reduction Amount, and (iii) the aggregate outstanding principal amount of both the New Mortgage Note and the new Unsecured Note immediately subsequent to the consummation of the Caesars Mortgage Note Transaction shall be equal to the outstanding principal amount of the Mortgage Note immediately prior to the consummation of the Caesars Mortgage Note Transaction;

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            WHEREAS, prior to the consummation of the transactions contemplated under the Caesars Mortgage Note Transaction, the Mortgage Note was secured by, inter alia, certain Mortgages (as defined in the Loan Agreement) (other than the Phoenician Deed of Trust);

            WHEREAS, upon completion of the separation of the Mortgage Note into the New Mortgage Note and the Unsecured Note, (i) the Trust desires to cause Lender to distribute to the Trust the Unsecured Note and (ii) immediately thereafter, the Trust desires to distribute the Unsecured Note to Starwood Holdings; and

            WHEREAS, in connection with the transactions contemplated under the Caesars Mortgage Note Transaction, the parties hereto desire to modify the Loan Agreement to provide for, among other things, (i) (a) the separation of the Mortgage Note and (b) the modification of the Mortgages (other than the Phoenician Deed of Trust) and the discharge and release of the liens of the Mortgages set forth on Exhibit A hereto from such Mortgages so that the remaining Mortgages shall secure only the New Mortgage Note and all of the indebtedness evidenced thereunder, (ii) (a) the assignment of all of Lender's right, title and interest in the Unsecured Note and all documents and agreements in connection therewith to the Trust and (b) the subsequent assignment of all of the Trust's right, title and interest in the Unsecured Note and all documents and agreements in connection therewith to Starwood Holdings, and the assumption by Starwood Holdings of all of such right, title and interest and (iii) the amendment of certain definitions under the Loan Agreement;

           NOW, THEREFORE, the parties hereto have agreed as follows:

            1. All references to "Note" under the Loan Agreement shall hereby be modified to include (i) the Substitute Note (Phoenician), (ii) the New Mortgage Note and (iii) the Unsecured Note.

            2. The parties hereto acknowledge and agree that (i) the liens of the Mortgages set forth on Exhibit A hereto shall be released and discharged from such Mortgages and (ii) the remaining Mortgages (other than the Phoenician Deed of Trust) shall secure the outstanding principal balance under the New Mortgage Note, with interest thereon, equal to $1,289,467,038.25.

            3. The parties hereto acknowledge, confirm and agree to (a) the assignment to the Trust of all of Lender's right, title and interest in the Unsecured Note and all documents and agreements in connection therewith and (b) the subsequent assignment by the Trust to Starwood Holdings of all of the Trust's right, title and interest in the Unsecured Note and all documents and agreements in connection therewith, and Starwood Holdings hereby assumes all of the "Lender's" obligations under the Loan Agreement (but only with respect to any obligations specific to the Unsecured Note).

            4. The terms and provisions of this Second Modification shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

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            5. This Second Modification shall be governed by and construed in accordance with the laws of the State of New York without giving effect to principles of conflicts of laws.

            6. This Second Modification is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Loan Agreement.

            7. This Second Modification may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

            8. The parties hereto acknowledge and agree that the name "Starwood Hotels & Resorts" is a designation of the Trust and its trustees (as trustees but not personally) under a Declaration of Trust dated August 25, 1969, as amended and restated as of June 6, 1988 and as further amended and restated as of January 6, 1999, and as the same has been or may be amended from time to time thereafter, and that the parties hereto shall look solely to the Trust's assets for the enforcement of any claims against the Trust, as the trustees, officers, agents and security holders of the Trust assume no personal liability for obligations entered into on behalf of the Trust, and their respective individual assets shall not be subject to the claims of any person relating to such obligations. The foregoing shall govern all direct and indirect obligations of the Trust under this Second Modification.

                            [SIGNATURE PAGE FOLLOWS]

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            IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Second Modification to be duly executed and delivered as of the date first above written.

                             BORROWER:

                             ITT CORPORATION,
                             a Nevada corporation

                             By: /s/ Alan M. Schnaid
                                 -----------------------------------------------
                                 Name: Alan M. Schnaid
                                 Title: Vice President

                             LENDER:

                             SLT REALTY LIMITED PARTNERSHIP,
                             a Delaware limited partnership

                             By: Starwood Hotels & Resorts, a Maryland real
                                 estate investment trust, its general partner

                                 By: /s/ David A. Hughes
                                     -------------------------------------------
                                     Name: David A. Hughes
                                     Title: Vice President

                             STARWOOD HOTELS & RESORTS HOLDINGS, INC., an Arizona corporation

                             By: /s/ David A. Hughes
                                 ----------------------------------------------
                                 Name: David A. Hughes
                                 Title: President

                             STARWOOD HOTELS & RESORTS,
                             a Maryland real estate investment trust

                             By: /s/ David A. Hughes
                                 ----------------------------------------------
                                 Name: David A. Hughes
                                 Title: Vice President

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                                    Exhibit A
                              (Released Mortgages)

1. Mortgage between Starwood Hotels & Resorts and Boardwalk Regency Corp., Leisure Themes, Maritial Development Corp. and Atlantic HMO, Inc., dated as of February 23, 1998 and secured by property located at Caesars Atlantic City, 2100 Pacific Avenue, Atlantic City, New Jersey 08401.

2. Deed of Trust between Starwood Hotels & Resorts and Caesars Palace Realty Corp., dated as of February 23, 1998 and secured by property located at Caesars Palace, 3570 Las Vegas Blvd., South, Las Vegas, Nevada 89109.

3. Deed of Trust between Starwood Hotels & Resorts and Desert Palace, Inc., dated as of February 23, 1998 and secured by property located at Caesars Tahoe, 55 Highway 50, Stateline, Nevada 89449.